                                                                     Exhibit 4.1

                          [Form of Face of Security]
                         [Fixed Rate Medium-Term Note]

REGISTERED                                                     REGISTERED
No. FXR-                                                       PRINCIPAL AMOUNT:
CUSIP

                             PROVIDIAN CORPORATION

                          MEDIUM-TERM NOTE, SERIES E


          [Insert if the Security is to be a Global Security -- This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except under the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except under such limited circumstances.

          Unless this Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

          [IF THIS SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT --FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS _____% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS _________, 19__[,] [AND] THE YIELD TO MATURITY IS _____%.]

SPECIFIED CURRENCY:                          EXCHANGE RATE
                                             AGENT:



EXCHANGE RATE: U.S.$1.00=
                         -----



ORIGINAL                                     MATURITY
ISSUE DATE:                                  DATE:



INTEREST RATE:     %                         REDEMPTION
                                             COMMENCEMENT
                                             DATE:



REDEMPTION                                   REDEMPTION
PERIODS:                                     PRICES:



REPAYMENT                                    REPAYMENT
COMMENCEMENT                                 PERIODS:
DATE:



REPAYMENT
PRICES:



ORIGINAL ISSUE                               DEFAULT RATE:     %
DISCOUNT SECURITY:                           (applicable only if
                                             Security is an
  Yes:     No:                               Original Issue
      ---     ---                            Discount Security)



OTHER PROVISIONS:


          PROVIDIAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________________________________________, or registered assigns, the principal sum of ________________________________, in a currency specified above as at the time of payment shall be legal tender for the payment of public and private debt, on the Maturity Date specified above [If the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon in like currency from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, unless otherwise specified above in "Other Provisions", semi-annually on September 15 and March 15 of each year and at Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, on the second such Interest Payment Date next succeeding the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified above in "Other Provisions", be the September 1 and March 1 (whether or not a Business Day), as the case may be, next preceding, unless otherwise specified above in "Other Provisions", the September 15 and March 15 Interest Payment Dates; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repayment or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the Default Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the Default Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made in the Specified Currency specified above; provided, however, that, if this Security is denominated in other than U.S. dollars, payments of principal (and premium, if any) and interest on this Security will nevertheless be made in U.S. dollars:
(a) at the option of the Holder of this Security under the procedures described in the two next succeeding paragraphs and (b) at the Company's option in the case of imposition of exchange controls as described in the fifth succeeding paragraph. The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities of this series on behalf of the Company and having an office or agency (the "Paying Agency Office") in the Borough of Manhattan, The City of New York (the "Place of Payment") where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed First Trust of New York, National Association as such Paying Agent and will give prompt written notice to the Trustee of any change in such appointment.

          Except as provided in the next paragraph, payments of interest and principal (and premium, if any) for any Security of this series denominated in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Security on the relevant Regular Record Date or at the Maturity of such Security, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the Paying Agency

Office in the Place of Payment on or before such Regular Record Date or the date 15 days before such Maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Any such request made for any Security by a registered Holder will remain in effect for any further payments of interest and principal (and premium, if any) on such Security payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before the Maturity of such Security, as the case may be.

          The U.S. dollar amount to be received by a Holder of a Security denominated in a Specified Currency other than U.S. dollars who elects to receive payment in U.S. dollars will be based upon the rate of exchange equal to the highest bid quotation in The City of New York for U.S. dollars received by the Exchange Rate Agent (as defined below) as of 11:00 a.m., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest for any such Security, such payment will be made in the Specified Currency. All currency exchange costs associated with any payment in U.S. dollars on any such Security will be borne by the Holder thereof by deductions from such payment. If this Security is denominated in a Specified Currency other than U.S. dollars, (i) the Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Exchange Rate Agent hereunder; and (ii) the Company has initially appointed the Exchange Rate Agent specified above as such Exchange Rate Agent and will give prompt written notice to the Trustee of any change in such appointment.

          Payment of the principal of (and premium, if any) and interest on any Security of this series due at the Maturity of such Security to be made in U.S. dollars will be made in immediately available funds upon surrender of such Security to the Paying Agent at the Paying Agency Office in the Place of Payment; provided that such Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on any Security of this series to be made in U.S. dollars (other than at the Maturity of such Security) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated to the Paying Agent by such Person.

          Payments of interest and principal (and premium, if any) with respect to any Security of this series to be made in a Specified Currency other than U.S. dollars will be made by wire transfer to such account with a bank located in the country issuing the Specified Currency (or, if such Security is denominated in ECUs, in an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or the Maturity of such Security, as the case may be, by the registered Holder of such Security on the relevant Regular Record Date or at such Maturity, provided that, in the case of payment of principal of (and premium, if any) and any interest due at such Maturity, such Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent at the Paying Agency Office in the Place of Payment, and, unless revoked, any such designation made with respect to any Security of this series by a registered Holder will remain in effect with respect to any further payments with respect to such Security payable to such Holder. If a payment in a Specified Currency other than U.S. dollars with respect to any Security of this series cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, the Company will mail a notice to the Holder of such Security at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to any Security of this series, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder of such Security.

          If the principal of (and premium, if any) or interest on any Security of this series is payable in other than U.S. dollars and such Specified Currency is not available, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Security by making payments in U.S. dollars on the basis of the most recently available Exchange Rate (as defined on the reverse hereof).

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                 PROVIDIAN CORPORATION


[SEAL]                                 By____________________________
                                         Authorized Officer

Attest:

____________________________
     Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       FIRST TRUST OF NEW YORK,
                                       NATIONAL ASSOCIATION,
                                       As Trustee


                                       By__________________________
                                         Authorized Officer

                         [Form of Reverse of Security]
                         [Fixed Rate Medium-Term Note]


                             PROVIDIAN CORPORATION

                          MEDIUM-TERM NOTE, SERIES E


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 1, 1994, (the "Indenture"), between the Company and First Trust of New York, National Association (as successor to Morgan Guaranty Trust Company of New York), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as provided or permitted in the Indenture. This Security is one of a series of the Securities, which series is limited in aggregate principal amount to $500,000,000, designated as the Medium-Term Notes, Series E of the Company. The Securities may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount, be extendable and be denominated in different currencies.

          Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest hereon shall be computed on the basis of a 360-day year of twelve 30-day months.

          Any payment on this Security due on any day which is not a Business Day in The City of New York (and, if the Specified Currency specified on the face hereof is other than U.S. dollars, in the country issuing such Specified

Currency (or, for ECUs, in an ECU account)) need not be made on such day, but may be made on the next succeeding such Business Day with the same force and effect as if made on such due date, and no interest shall accrue for the period from and after such date. "Business Day," for any particular location, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in such location are authorized or obligated by law, regulation or executive order to close.

          Unless a Redemption Commencement Date is specified on the face hereof, this Security shall not be redeemable before the Maturity Date specified on the face hereof. If a Redemption Commencement Date is so specified, this Security is subject to redemption upon not less than 30 days' notice by first class mail at any time on or after the Redemption Commencement Date, as a whole or in part, at the election of the Company, at the Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Security) applicable to the Redemption Period so specified during which this Security is to be redeemed, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be issued in the name of the Holder upon the cancellation hereof.

          If a Repayment Commencement Date is specified on the face hereof, this Security will be repayable in whole or in part in an amount equal to the Authorized Denominations specified below provided that the remaining principal amount of any Security surrendered for partial repayment shall be at least the Authorized Denomination, on any Business Day on or after the Repayment Commencement Date, at the option of the holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Securities to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Security, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Security and form duly completed are received by the Company by such fifth Business
Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is First Trust of New York, National Association,
Attention: ______________, 100 Wall Street, New York, New York 10005 (or, at such other places as the Company shall notify the holders of the Securities). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding.

          If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of any Securities of this series that are Original Issue Discount Securities, the Default Amount (as defined below) thereof) may be declared due and payable in the manner and with the effect provided in the Indenture.

          If this Security is an Original Issue Discount Security and if an Event of Default with respect to the Securities shall have occurred and be continuing, the "Default Amount" of principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. Such Default Amount shall be equal to the adjusted issue price as at the first day of the accrual period as determined under Proposed Treasury Regulation
Section 1.1272-1 (or any successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the original issue discount allocable to such accrual period ending on the date of acceleration, as determined under Proposed Treasury Regulation
Section 1.1272-1 (or any successor regulation) under the United States Internal

Revenue Code of 1986, as amended. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The principal amount of an Original Issue Discount Security or a Security denominated in a Specified Currency other than U.S. dollars that shall be deemed to be Outstanding for purposes of the foregoing shall be determined as provided in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of

Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations (including, if this Security is a Global Security, certain additional limitations) therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations (the "Authorized Denomination") of (i) if denominated in U.S. dollars, $100,000 and any integral multiple of $1,000 in excess thereof or (ii) if denominated in a Specified Currency other than U.S. dollars, the amount of such Specified Currency equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency (the "Exchange Rate") on the sixth Business Day in The City of New York and in the country issuing such currency (or, for ECUs, in an ECU account) next preceding the Original Issue Date, to U.S. $100,000 (rounded down to an integral multiple of 10,000 units of the Specified Currency) and any greater amount that is an integral multiple of 10,000 units of such Specified Currency. The Securities of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture and subject to certain limitations (including, if this Security is a Global Security, certain additional limitations) therein set forth, Securities of this series issued in definitive registered form are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             PROVIDIAN CORPORATION
                           MEDIUM-TERM NOTE, SERIES E                 CUSIP ____


                           OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                         ELECTS TO EXERCISE SUCH RIGHT


          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

________________________________________________________________________________
        (please print or typewrite name and address of the undersigned)

          For this Security to be repaid the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Security, on or before the [fifteenth], but not earlier than the [twenty-fifth], calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day). The address to which such deliveries are to be made is First Trust of New York, National Association, Attention: ______________, 100 Wall Street, New York, New York 10005 (or, at such other places as the Company shall notify the holders of the Securities).

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be equal to the Authorized Denominations) which the holder elects to have repaid: _______________; and specify the denomination or denominations (which shall be equal to the Authorized Denominations) of the Security or Securities to be issued to the holder for the portion of the within Security not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): _______________.


Date: _______________

________________________________
                              Notice: The signature to this Option to Elect Repayment must correspond with the name written upon page 3 of the Security in every particular without alteration or enlargement or any other change whatsoever.

                              ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN - as joint tenants with right of
                   survivorship and not as tenants
                   in common

          UNIF GIFT MIN ACT - __________ Custodian _________
                                (Cust)              (Minor)
                   under Uniform Gifts to Minors Act


                   ______________________________
                               (State)

          Additional abbreviations may also be used though not in the above list.

                _____________________________

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto_____________________________________________________________
_____________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________
/__________________________/

_____________________________________________________________________________

_____________________________________________________________________________
                (Please Print or Typewrite Name and Address
                   Including Postal Zip Code of Assignee)

_____________________________________________________________________________
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints_____________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:______________

Signature Guaranteed


____________________________                   ______________________________
NOTICE:  Signature must be                     NOTICE:  The signature to this
guaranteed by a member                         assignment must correspond
firm of the New York State                     with the name as written upon
Stock Exchange or a                            the face of the within
commercial bank or trust                       Security in every particular,
company.                                       without alteration or
                                               enlargement or any change
                                               whatever.

                          [Form of Face of Security]
                       [Floating Rate (Resetting Weekly,
                 Monthly, Quarterly, Semi-Annually or Annually)
                        U.S. Dollar Specified Currency,
                          Non-Original Issue Discount
                               Medium-Term Note]

REGISTERED                                         REGISTERED
No. FLR-                                           $_________
CUSIP


                             PROVIDIAN CORPORATION

                           MEDIUM-TERM NOTE, SERIES E


          [Insert if the Security is to be a Global Security --This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary.
This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except under the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except under such limited circumstances.

          Unless this Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

SPECIFIED CURRENCY:                                EXCHANGE RATE
                                                   AGENT:



EXCHANGE RATE: U.S.$1.00= _____

ORIGINAL                  INITIAL                MATURITY
ISSUE DATE:               INTEREST               DATE:
                          RATE:        %


INDEX MATURITY:                                  INTEREST RATE
                                                 BASIS:


SPREAD (plus                                     SPREAD
  or minus):                                     MULTIPLIER:


MINIMUM                                          MAXIMUM
INTEREST RATE:                                   INTEREST RATE:


INTEREST PAYMENT
DATES:
             Third Wednesday of:  __ March
                                  __ June
                                  __ September
                                  __ December
                                  _____________
                                  _____________


INTEREST                                  INTEREST
RESET                                     RESET
DATES:                                    PERIOD:
(applicable only if
Interest Reset
Period is
semi-annual
or annual)

   Third Wednesday of:


CALCULATION                               REDEMPTION
AGENT:  First Trust                       COMMENCEMENT
        of New York,                      DATE:
        National Association

REDEMPTION                        REDEMPTION
PERIODS:                          PRICES:



REPAYMENT COMMENCEMENT DATE:      REPAYMENT PERIODS:



REPAYMENT PRICES:



OTHER PROVISIONS:



          PROVIDIAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________________, or registered assigns, the principal sum of____________________ , in a currency specified above as at the time of payment shall be legal tender for the payment of public and private debts, on the Maturity Date specified above (or, if such date is not a Market Day (as defined on the reverse hereof) for this Security, the next succeeding such Market Day (or, if the Interest Rate Basis specified above is LIBOR and such next succeeding such Market Day falls in the next calendar month, the next preceding such Market Day)), and to pay interest thereon in like currency from the Original Issue Date specified above or from the most recent Interest Payment Date (or, if the Interest Reset Period specified above is weekly, from the day following the most recent Regular Record
Date) to which interest has been paid or duly provided for, on the Interest Payment Dates in each year specified above (or if any such date is not a Market Day (as defined on the reverse hereof) for this Security, the next succeeding such Market Day (or, if the Interest Rate Basis specified above is LIBOR and such next succeeding such Market Day falls in the next calendar month, the next preceding such Market Day)) and at Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, on the second such Interest Payment Date next succeeding the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date following the Original Issue Date and on and after such Interest Reset Date at the rate determined in accordance with the provisions set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made in the Specified Currency specified above; provided, however, that, if this Security is denominated in other than U.S. dollars, payments of principal (and premium, if any) and interest on this Security will nevertheless be made in U.S. dollars: (a) at the option of the Holder of this Security under the procedures described in the two next succeeding paragraphs and (b) at the Company's option in the case of imposition of exchange controls as described in the fifth succeeding paragraph. The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities of this series on behalf of the Company and having an office or agency (the "Paying Agency Office") in the Borough of Manhattan, The City of New York (the "Place of Payment") where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed First Trust of New York, National Association as such Paying Agent and will give prompt written notice to the Trustee of any change in such appointment.

          Except as provided in the next paragraph, payments of interest and principal (and premium, if any) for any Security of this series denominated in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Security on the relevant Regular Record Date or at the Maturity of such Security, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the Paying Agency Office in the Place of Payment on or before such Regular Record Date or the date 15 days before such Maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Any such request made for any Security by a registered Holder will remain in effect for any further payments of interest and principal (and premium, if any) on such Security payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before the Maturity of such Security, as the case may be.

          The U.S. dollar amount to be received by a Holder of a Security denominated in a Specified Currency other than U.S. dollars who elects to receive payment in U.S. dollars will be based upon the rate of exchange equal to the highest bid quotation in The City of New York for U.S. dollars received by the Exchange Rate Agent (as defined below) as of 11:00 a.m., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest for any such Security, such payment will be made in the Specified Currency. All currency exchange costs associated with any payment in U.S. dollars on any such Security will be borne by the Holder thereof by deductions from such payment. If this Security is denominated in a Specified Currency other than U.S. dollars, (i) the Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Exchange Rate Agent hereunder; and (ii) the Company has initially appointed the Exchange Rate Agent specified above as such Exchange Rate Agent and will give prompt written notice to the Trustee of any change in such appointment.

          Payment of the principal of (and premium, if any) and interest on any Security of this series due at the Maturity of such Security to be made in U.S. dollars will be made in immediately available funds upon surrender of such Security to the Paying Agent at the Paying Agency Office in the Place of Payment; provided that such Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on any Security of this series to be made in U.S. dollars (other than at the Maturity of such Security) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated to the Paying Agent by such Person.

          Payments of interest and principal (and premium, if any) with respect to any Security of this series to be made in a Specified Currency other than U.S. dollars will be made by wire transfer to such account with a bank located in the country issuing the Specified Currency (or, if such Security is denominated in ECUs, in an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or the Maturity of such Security, as the case may be, by the registered Holder of such Security on the relevant Regular Record Date or at such Maturity, provided that, in the case of payment of principal of (and premium, if any) and any interest due at such Maturity, such Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent at the Paying Agency Office in the Place of Payment, and, unless revoked, any such designation made with respect to any Security of this series by a registered Holder will remain in effect with respect to any further payments with respect to such Security payable to such Holder. If a payment in a Specified Currency other than U.S. dollars with respect to any Security of this series cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, the Company will mail a notice to the Holder of such Security at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to any Security of this series, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder of such Security.

          If the principal of (and premium, if any) or interest on any Security of this series is payable in other than U.S. dollars and such Specified Currency is not available, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Security by making payments in U.S. dollars on the basis of the most recently available Exchange Rate (as defined on the reverse hereof).

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                 IN WITNESS WHEREOF, the Company has caused this
instrument to be duly executed under its corporate seal.

Dated:                                 PROVIDIAN CORPORATION


                                       By____________________________
[SEAL]                                   Authorized Officer


Attest:

______________________________
      Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       FIRST TRUST OF NEW YORK,
                                        NATIONAL ASSOCIATION,
                                        As Trustee


                                       By_______________________
                                           Authorized Officer

                         [Form of Reverse of Security]
                       [Floating Rate (Resetting Weekly,
                 Monthly, Quarterly, Semi-Annually or Annually)
                        U.S. Dollar Specified Currency,
                          Non-Original Issue Discount
                               Medium-Term Note]



                             PROVIDIAN CORPORATION

                           MEDIUM-TERM NOTE, SERIES E


               This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 1, 1994 (the "Indenture"), between the Company and First Trust of New York, National Association (as successor to Morgan Guaranty Trust Company of New York), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as provided or permitted in the Indenture. This Security is one of a series of the Securities, which series is limited in aggregate principal amount to $500,000,000, designated as the Medium-Term Notes, Series E of the Company. The Securities may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount, be extendable and be denominated in different currencies.

               Unless a Redemption Commencement Date is specified on the face hereof, this Security shall not be redeemable before the Maturity Date specified on the face hereof. If a Redemption Commencement Date is so specified, this Security is subject to redemption, upon not less than 30 days' notice by first class mail at any time on or after the Redemption

     Commencement Date, as a whole or in part, at the election of the Company, at the Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Security) applicable to the Redemption Period so specified during which this Security is to be redeemed, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

               In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be issued in the name of the Holder upon the cancellation hereof.

               If a Repayment Commencement Date is specified on the face hereof, this Security will be repayable in whole or in part in an amount equal to the Authorized Denominations specified below provided that the remaining principal amount of any Security surrendered for partial repayment shall be at least the Authorized Denomination, on any Business Day on or after the Repayment Commencement Date, at the option of the holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Securities to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Security, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Security and form duly completed are received by the

     Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is First Trust of New York, National Association, Attention: ______________, 100 Wall Street, New York, New York 10005 (or, at such other places as the Company shall notify the holders of the Securities). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding.

               The rate of interest on this Security will be reset weekly, monthly, quarterly, semi-annually or annually (each an "Interest Reset Date"), depending on the Interest Reset Period specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof, and (ii) the interest rate in effect for the ten calendar days immediately before Maturity or earlier Redemption Date or Repayment Date of this Security will be that in effect hereon on the tenth calendar day preceding such Maturity, Redemption Date or Repayment Date. Except as provided in the next sentence and in the sixth succeeding paragraph, the Interest Reset Date will be, if this Security resets weekly (unless the Interest Rate Basis for this Security is the Treasury Rate), the Wednesday of each week; if this Security resets weekly and the Interest Reset Basis for this Security is the Treasury Rate, the Tuesday of each week; if this Security resets monthly, the third Wednesday of each month; if this Security resets quarterly, the third Wednesday of each March, June, September and December; if this Security resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof; and if this Security resets annually, the third Wednesday of one month of each year, as specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Market Day (as defined below) for this Security, the Interest Reset Date shall be postponed to the next day that is a Market Day for this Security, except that if the Interest Rate Basis specified on the face hereof is LIBOR and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day for this Security.

               Any payment on this Security due on any day which is not a Market Day for this Security need not be made on such day, but may be made on the next succeeding such Market Day (or, if the Interest Rate Basis specified on the face hereof is LIBOR and such Market Day is in the next succeeding calendar month, such payment shall be made on the immediately preceding Market Day for this Security) with the same force and effect as if made on such due date, and no interest shall accrue for the period from and after such date.

               "Market Day" means, for any Security other than a Security the rate of interest on which shall be determined in accordance with the provisions under the heading "LIBOR" below, any Business Day in The City of New York, and, for any Security the rate of interest on which shall be determined in accordance with the provisions under the heading "LIBOR" below, any such Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. "Business Day", as used herein with respect to any particular location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close.

               The rate of interest on this Security in effect on any day on or after the first Interest Reset Date shall equal either (i) if such day is an Interest Reset Date, the interest rate for such Interest Reset Date or
     (ii) if such day is not an Interest Reset Date, the interest rate for the immediately preceding Interest Reset Date; provided, however, that the interest rate in effect for the ten calendar days immediately before Maturity of this Security will be that in effect hereon on the tenth calendar day preceding such Maturity.

               Except as otherwise specified in this paragraph, the rate of interest on this Security for each Interest Reset Date shall be the rate determined in accordance with the provisions below under the heading below corresponding to the Interest Rate Basis specified on the face hereof:

               Commercial Paper Rate. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) on the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, (i) as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper" or (ii) if such rate is not published before 3:00 p.m., New York City time, on the relevant Calculation Date, then as such rate is published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper" or
          (b) if by 3:00 p.m. New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis) as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York (which may include one or more of the Agents) selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency[, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof]; provided, however, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Commercial Paper Interest Determination Date.
          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

               Money Market Yield = 100 x    360 x D   ,
                                          -------------
                                           360 - (D x M)


          where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period for which interest is being calculated.

               Prime Rate. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate hereon for any Interest Reset Date shall equal (a)(i) the rate for the relevant Prime Rate Interest Determination Date set forth in H.15(519) under the heading "Bank Prime Loan", or (ii) if such rate is not published before 9:00 a.m., New York City time, on the relevant Calculation Date, then the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuter Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date or (b) if fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three banks selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Prime Rate Interest Determination Date.

               LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate hereon for any Interest Reset Date shall be determined in accordance with the following provisions:

               (a) On the relevant LIBOR Interest Determination Date, the interest rate will be either (i) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (ii) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method of calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date in any of the above cases (i) or (ii) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof. If fewer than two offered rates appear, or if no rate appears, the interest rate hereon for such LIBOR Interest Reset
     Date will be determined as described in (b) below.

          (b) For a LIBOR Interest Determination Date on which fewer than two offered rates for the Index Maturity specified on the face hereof appear on the Designated LIBOR Page, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Pricing Supplement, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., or such other time specified in the applicable Pricing Supplement, in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent after consultation with the Company for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable Pricing Supplement and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time, as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and by (y) the multiplication of the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

          "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the display on the Reuter Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified in the applicable Pricing

Supplement or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Pricing Supplement as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

          "Index Currency" means the currency (including composite currencies) specified in the applicable Pricing Supplement as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be United States dollars.

          "Principal Financial Center" means the capital city of the country issuing the currency or composite currency in which any payment in respect of the relevant Securities is to be made or, solely with respect to the calculation of LIBOR, the Index Currency, except that with respect to U.S. dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Brussels, respectively.

          Treasury Rate. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, (i) as such rate is published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or (ii) if such rate is not so published by 9:00 a.m., New York City time, on the relevant Calculation Date, then the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury or (b) if the results of such auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held during such week, then the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity specified on the face hereof under the heading "U.S. Government Securities/Treasury Bills/Secondary Market" or (c) if such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, in any of the above cases (a), (b) or (c) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Treasury Interest Determination Date.

          CD Rate. If the Interest Rate Basis of this Security is the CD Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof (i) as published in H.15(519) under the heading "CDs (Secondary Market)" or (ii) if such rate is not published before 9:00 a.m., New York City time, on the relevant Calculation Date, then the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit" or (b) if by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of U.S. $5,000,000, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such CD Rate Interest Determination Date.

          Federal Funds Rate. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate on the relevant Federal Funds Interest Determination Date for Federal Funds (i) as published in H.15(519) under the heading "Federal Funds (Effective)" or (ii) if such rate is not published before 9:00 a.m., New York City time, on the relevant Calculation Date, then the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate" or (b) if by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the arithmetic mean of the rates, as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three brokers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Federal Funds Interest Determination Date.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition, the interest rate hereon will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

          The Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Calculation Agent hereunder. The Company has initially appointed the Calculation Agent specified on the face hereof as such Calculation Agent and will give prompt written notice to the Trustee of any change in such appointment. The Company will cause the Calculation Agent to calculate the interest rate on this Security for any Interest Reset Date in accor-dance with the foregoing on or before the Calculation Date pertaining to the related Interest Determination Date. Except as otherwise provided herein, all percentages resulting from any calculations will be rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point (e.g., 9.876541% (or .09876541) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards). The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

          Upon the request of the Holder of this Security, the Company will cause the Calculation Agent to provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate hereon which will become effective on the next Interest Reset Date.

          The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the headings above entitled "Commercial Paper Rate" (the "Commercial Paper Interest Determination Date"), "Prime Rate" (the "Prime Rate Interest Determination Date"), "LIBOR" (the "LIBOR Interest Determination Date"), "CD Rate" (the "CD Rate Interest Determination Date") and "Federal Funds Rate" (the "Federal Funds Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the heading above entitled "Treasury Rate" (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

          The Calculation Date pertaining to any LIBOR Interest Determination Date for any Security shall be such LIBOR Interest Determination Date, and the Calculation Date pertaining to any other Interest Determination Date for any

Security shall be the tenth day after such Interest Determination Date or, if any such day is not a Market Day for such Security, the next succeeding such Market Day.

          Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that, if the Interest Reset Period with respect to this Security is weekly, the interest payable on any Interest Payment Date, other than interest payable on the date on which principal is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

          Accrued interest hereon from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the principal amount of this Security by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Original Issue Date, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, if the Interest Rate Basis for this Security is the Treasury Rate, by the actual number of days in the year.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations (including, in the case of any Global Security, certain additional limitations) therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company at the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations (the "Authorized Denomination") of (i) if denominated in U.S. dollars, $100,000 and any integral multiple of $1,000 in excess thereof or (ii) if denominated in a Specified Currency other than U.S. dollars, the amount of such Specified Currency equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency (the "Exchange Rate") on the sixth Business Day in The City of New York and in the country issuing such currency (or, for ECUs, in an ECU account) next preceding the Original Issue Date, to U.S. $100,000 (rounded down to an integral multiple of 10,000 units of the Specified Currency) and any greater amount that is an integral multiple of 10,000 units of such Specified Currency. The Securities of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture and subject to certain limitations (including, if this Security is a Global Security, certain additional limitations) therein set forth, Securities of this series issued in definitive registered form are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             PROVIDIAN CORPORATION
                           MEDIUM-TERM NOTE, SERIES E                CUSIP ____


                           OPTION TO ELECT REPAYMENT

              TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                  AT THE OPTION OF THE HOLDER AND THE HOLDER
                         ELECTS TO EXERCISE SUCH RIGHT


          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at


________________________________________________________________________________
        (please print or typewrite name and address of the undersigned)

          For this Security to be repaid the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Security, on or before the [fifteenth], but not earlier than the [twenty-fifth], calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day). The address to which such deliveries are to be made is First Trust of New York, National Association, Attention: ______________, 100 Wall Street, New York, New York 10005 (or, at such other places as the Company shall notify the holders of the Securities).

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof

(which shall be equal to the Authorized Denominations) which the holder elects to have repaid: _______________; and specify the denomination or denominations (which shall be equal to the Authorized Denomination) of the Security or Securities to be issued to the holder for the portion of the within Security not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): _______________.


Date: _______________                  ________________________________

                                       Notice: The signature to this Option to
                                       Elect Repayment must correspond with the name written upon page 3 of the Security in every particular without alteration or enlargement or any other change whatsoever.

                                 ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN COM - as tenants in common

               TEN ENT - as tenants by the entireties

               JT TEN -  as joint tenants with the right of
                         survivorship and not as tenants
                         in common

               UNIF GIFT MIN ACT - __________ Custodian _________
                                     (Cust)              (Minor)
                        under Uniform Gifts to Minors Act


                        ______________________________
                                    (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                         _____________________________

                                  ASSIGNMENT
                                  ----------


               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto__________
     ___________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

      _______________________
     /______________________/

     ___________________________________________________________________________
     ___________________________________________________________________________
                  (Please Print or Typewrite Name and Address
                    Including Postal Zip Code of Assignee)

     ___________________________________________________________________________
     the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________
     ___________________________________________________________________________
     to transfer said Security on the books of the Company, with full power of substitution in the premises.
     Dated:______________
     Signature Guaranteed

     ____________________________________        _______________________________
     NOTICE: Signature must be guaranteed        NOTICE:  The signature to this
     by a member firm of the New York            assignment must correspond with
     Stock Exchange or a commercial bank         the name as written upon the
     or trust company.                           face of the within Security in
                                                 in every particular, without
                                                 alteration or enlargement or
                                                 any change whatever.